Exhibit 99.1

AMEDISYS REPORTS SECOND QUARTER 2017 FINANCIAL RESULTS

BATON ROUGE, Louisiana (July 26, 2017) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and six-month periods ended June 30, 2017.

Three Month Periods Ended June 30, 2017 and 2016

•	Net service revenue increased $18.1 million to $378.8 million compared to $360.7 million in 2016.

•	Net income attributable to Amedisys, Inc. of $4.5 million compared to $10.7 million in 2016.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.13 compared to $0.32 in 2016.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $36.1 million compared to $29.8 million in 2016.

•	Adjusted net service revenue of $378.8 million compared to $361.7 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. of $21.4 million compared to $14.1 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $0.62 compared to $0.42 in 2016.

Six Month Periods Ended June 30, 2017 and 2016

•	Net service revenue increased $39.7 million to $749.3 million compared to $709.6 million in 2016.

•	Net income attributable to Amedisys, Inc. of $19.6 million compared to $16.9 million in 2016.

•	Net income attributable to Amedisys, Inc. per diluted share of $0.57 compared to $0.50 in 2016.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $68.1 million compared to $53.8 million in 2016.

•	Adjusted net service revenue of $749.3 million compared to $710.5 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. of $37.4 million compared to $25.0 million in 2016.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.09 compared to $0.74 in 2016.

*	See pages 12 and 13 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “Overall, I am satisfied with our second quarter results. Our hospice segment continues to exceed expectations and our personal care segment is progressing well as they continue to integrate acquisitions and scale up. We have also made early progress with our strategies to recruit, retain, train and properly incentivize our home health business development staff. While home health volume was expectedly soft, we have identified the issues driving this trend and are executing upon the solutions. In home health, we anticipate returning to organic episodic admission growth in the third quarter. Most importantly, our clinical and outcomes metrics continued to improve across the board as we pursue our goal of clinical distinction to bring value to our patients, their families, our referral sources and payors. Finally, the operational efficiencies we have targeted are being reflected in increased adjusted EBITDA margins and strong cash flow, providing us with a flexible balance sheet to take advantage of strategic, inorganic opportunities. Thanks to our tremendous team, over 16,000 strong, for their continued dedication to serving our patients.”

We urge caution in considering the current trends disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2016, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Thursday, July 27, 2017, at 11:00 a.m. ET to discuss its second quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through August 27, 2017 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13666366.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 2,200 hospitals and 61,900 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With approximately 16,000 employees, in 426 care centers in 34 states, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 385,000 patients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, competition in the healthcare industry, our ability to integrate our personal care segment into our business efficiently, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to comply with requirements stipulated in our corporate integrity agreement and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc.	Amedisys, Inc.
	David Castille	Kendra Kimmons
	Managing Director, Treasury/Finance	Vice President, Marketing & Communications
	855-259-2046	(225) 299-3720
	IR@amedisys.com	kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three Month Period Ended June 30,		For the Six Month Period Ended June 30,
	2017	2016	2017	2016
Net service revenue	$378,821	$360,746	$749,279	$709,563
Cost of service, excluding depreciation and amortization	219,765	206,505	435,550	408,342
General and administrative expenses:
Salaries and benefits	74,943	77,343	149,402	154,060
Non-cash compensation	4,356	3,736	8,230	7,806
Other	41,617	45,576	82,034	92,293
Provision for doubtful accounts	4,651	4,253	10,992	8,193
Depreciation and amortization	4,537	4,975	8,954	9,448
Securities Class Action Lawsuit settlement, net	28,712	—	28,712	—

Operating expenses	378,581	342,388	723,874	680,142

Operating income	240	18,358	25,405	29,421
Other income (expense):
Interest income	41	9	60	31
Interest expense	(1,197)	(1,303)	(2,265)	(2,415)
Equity in earnings from equity method investments	2,355	363	2,249	358
Miscellaneous, net	1,127	658	2,239	1,393

Total other income (expense), net	2,326	(273)	2,283	(633)
Income before income taxes	2,566	18,085	27,688	28,788
Income tax benefit (expense)	1,963	(7,242)	(7,960)	(11,630)

Net income	4,529	10,843	19,728	17,158
Net income attributable to noncontrolling interests	(68)	(147)	(137)	(249)

Net income attributable to Amedisys, Inc.	$4,461	$10,696	$19,591	$16,909

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.13	$0.32	$0.58	$0.51

Weighted average shares outstanding	33,637	33,197	33,540	33,059

Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$0.13	$0.32	$0.57	$0.50

Weighted average shares outstanding	34,329	33,708	34,203	33,641

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET

(Amounts in thousands, except share data)

	June 30, 2017	December 31, 2016
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$59,164	$30,197
Patient accounts receivable, net of allowance for doubtful accounts of $17,865 and $17,716	173,388	166,056
Prepaid expenses	8,800	7,397
Other current assets	31,789	11,260

Total current assets	273,141	214,910

Property and equipment, net of accumulated depreciation of $144,708 and $138,650	34,420	36,999
Goodwill	313,663	288,957
Intangible assets, net of accumulated amortization of $29,254 and $27,864	45,523	46,755
Deferred income taxes	100,806	107,940
Other assets, net	38,320	38,468

Total assets	$805,873	$734,029

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$29,119	$30,358
Payroll and employee benefits	81,331	82,480
Accrued charge related to Securities Class Action Lawsuit settlement	43,750	—
Accrued expenses	62,981	63,290
Current portion of long-term obligations	8,137	5,220

Total current liabilities	225,318	181,348
Long-term obligations, less current portion	83,157	87,809
Other long-term obligations	4,337	3,730

Total liabilities	312,812	272,887

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 35,609,934 and 35,253,577 shares issued; and 33,850,633 and 33,597,215 shares outstanding	36	35
Additional paid-in capital	555,029	537,472
Treasury stock at cost, 1,759,301 and 1,656,362 shares of common stock	(52,500)	(46,774)
Accumulated other comprehensive income	15	15
Retained deficit	(10,505)	(30,545)

Total Amedisys, Inc. stockholders’ equity	492,075	460,203
Noncontrolling interests	986	939

Total equity	493,061	461,142

Total liabilities and equity	$805,873	$734,029

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING, NET

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three Month Period Ended June 30,		For the Six Month Period Ended June 30,
	2017	2016	2017	2016
Cash Flows from Operating Activities:
Net income	$4,529	$10,843	$19,728	$17,158
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,537	4,975	8,954	9,448
Provision for doubtful accounts	4,651	4,253	10,992	8,193
Non-cash compensation	4,356	3,736	8,230	7,806
401(k) employer match	2,140	1,703	4,367	3,440
Loss on disposal of property and equipment	163	162	147	522
Deferred income taxes	(1,863)	7,324	7,582	11,362
Equity in earnings from equity method investments	(2,355)	(363)	(2,249)	(358)
Amortization of deferred debt issuance costs	185	185	370	370
Return on equity investment	3,266	—	3,416	362
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(5,332)	(2,660)	(17,825)	(30,349)
Other current assets	(3,489)	(2,294)	(6,892)	5,551
Other assets	(158)	(9,168)	(1,148)	(11,943)
Accounts payable	1,000	(490)	1,093	8,608
Securities Class Action Lawsuit settlement accrual, net	28,712	—	28,712	—
Accrued expenses	(4,129)	(3,612)	(2,743)	(2,811)
Other long-term obligations	31	57	607	(464)

Net cash provided by operating activities	36,244	14,651	63,341	26,895

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	—	—	565	230
Purchase of investment	(180)	(432)	(436)	(432)
Purchases of property and equipment	(3,064)	(3,213)	(7,449)	(9,915)
Acquisitions of businesses, net of cash acquired	(20,029)	48	(24,128)	(27,634)

Net cash used in investing activities	(23,273)	(3,597)	(31,448)	(37,751)

Cash Flows from Financing Activities:

Proceeds from issuance of stock upon exercise of stock options and warrants	3,550	—	4,203	—
Proceeds from issuance of stock to employee stock purchase plan	575	569	1,187	1,207
Shares withheld upon stock vesting	(4,968)	—	(5,726)	—
Tax benefit from stock options exercised and restricted stock vesting	—	6,971	—	7,130
Non-controlling interest distribution	(48)	(200)	(90)	(200)
Proceeds from revolving line of credit	—	43,500	—	84,000
Repayments of revolving line of credit	—	(58,500)	—	(84,000)
Principal payments of long-term obligations	(1,250)	(1,250)	(2,500)	(2,500)
Purchase of company stock	—	—	—	(12,315)

Net cash used in financing activities	(2,141)	(8,910)	(2,926)	(6,678)

Net increase (decrease) in cash and cash equivalents	10,830	2,144	28,967	(17,534)
Cash and cash equivalents at beginning of period	48,334	7,824	30,197	27,502

Cash and cash equivalents at end of period	$59,164	$9,968	$59,164	$9,968

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$466	$711	$1,172	$1,359

Cash paid for income taxes, net of refunds received	$—	$832	$284	$825

Days revenue outstanding, net (1)	40.2	37.2	40.2	37.2

(1)	Our calculation of days revenue outstanding, net at June 30, 2017 and 2016 is derived by dividing our ending patient accounts receivable (i.e., net of estimated revenue adjustments and allowance for doubtful accounts) by our average daily net patient revenue for the three month periods ended June 30, 2017 and 2016, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three Month Period Ended June 30,
	2017	2016
Financial Information (in millions):
Medicare	$198.3	$208.4
Non-Medicare	75.4	67.1

Net service revenue	273.7	275.5
Cost of service	164.8	160.3

Gross margin	108.9	115.2
Other operating expenses	73.3	77.4

Operating income	$35.6	$37.8

Same Store Growth (1):
Medicare revenue	(5%)	4%
Non-Medicare revenue	12%	13%

Medicare admissions	(4%)	4%
Total Episodic admissions	(1%)	5%
Total admissions	—%	3%

Key Statistical Data - Total (2):

Medicare:
Admissions	47,260	48,982
Recertifications	26,839	26,020
Completed episodes	73,872	74,027
Visits	1,271,747	1,315,417
Average revenue per completed episode (3)	$2,829	$2,850
Visits per completed episode (4)	17.5	17.7

Non-Medicare:
Admissions	26,225	24,237
Recertifications	11,462	9,640
Visits	579,328	515,062

Visiting Clinician Cost per Visit	$80.61	$79.44
Clinical Manager Cost per Visit	$8.44	$8.12

Total Cost per Visit	$89.05	$87.56

Visits	1,851,075	1,830,479

	For the Six Month Period Ended June 30,
	2017	2016
Financial Information (in millions):
Medicare	$397.0	$415.2
Non-Medicare	148.0	133.0

Net service revenue	545.0	548.2
Cost of service	327.8	321.1

Gross margin	217.2	227.1
Other operating expenses	145.9	153.1

Operating income	$71.3	$74.0

Same Store Growth (1):

Medicare revenue	(4%)	4%
Non-Medicare revenue	12%	17%

Medicare admissions	(2%)	4%
Total Episodic admissions	1%	5%
Total admissions	1%	5%

Key Statistical Data - Total (2):

Medicare:
Admissions	96,888	99,400
Recertifications	51,882	52,043
Completed episodes	145,736	146,059
Visits	2,534,845	2,626,788
Average revenue per completed episode (3)	$2,750	$2,831
Visits per completed episode (4)	17.2	17.6

Non-Medicare:
Admissions	53,558	49,804
Recertifications	21,686	19,466
Visits	1,134,876	1,043,031

Visiting Clinician Cost per Visit	$80.84	$79.29
Clinical Manager Cost per Visit	$8.49	$8.22

Total Cost per Visit	$89.33	$87.51

Visits	3,669,721	3,669,819

(1)	Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue or admissions for the period as a percent of the Medicare and Non-Medicare revenue or admissions of the prior period.
(2)	Total includes acquisitions.
(3)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(4)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three Month Period Ended June 30,
	2017	2016
Financial Information (in millions):
Medicare	$85.8	$71.3
Non-Medicare	4.9	4.5

Net service revenue	90.7	75.8
Cost of service	44.7	39.4

Gross margin	46.0	36.4
Other operating expenses	20.4	18.4

Operating income	$25.6	$18.0

Same Store Growth (1):
Medicare revenue	19%	14%
Non-Medicare revenue	8%	15%
Hospice admissions	11%	18%
Average daily census	16%	16%
Key Statistical Data - Total (2):
Hospice admissions	6,248	5,576
Average daily census	6,717	5,730
Revenue per day, net	$148.39	$145.40
Cost of service per day	$73.08	$75.69
Average discharge length of stay	89	94

	For the Six Month Period Ended June 30,
	2017	2016
Financial Information (in millions):
Medicare	$166.5	$140.0
Non-Medicare	9.8	8.8

Net service revenue	176.3	148.8
Cost of service	87.1	78.2

Gross margin	89.2	70.6
Other operating expenses	41.2	36.3

Operating income	$48.0	$34.3

Same Store Growth (1):
Medicare revenue	18%	18%
Non-Medicare revenue	11%	15%
Hospice admissions	15%	19%
Average daily census	16%	19%
Key Statistical Data - Total (2):
Hospice admissions	12,753	11,006
Average daily census	6,542	5,618
Revenue per day, net	$148.88	$145.52
Cost of service per day	$73.56	$76.51
Average discharge length of stay	90	95

(1)	Same store information represents the percent increase (decrease) in our Medicare and Non-Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare and Non-Medicare revenue, Hospice admissions or average daily census of the prior period.
(2)	Total includes acquisitions.

Segment Information - Personal Care

	For the Three Month Period Ended June 30,
	2017	2016
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	14.4	9.4

Net service revenue	14.4	9.4
Cost of service	10.3	6.8

Gross margin	4.1	2.6
Other operating expenses	3.1	2.3

Operating income	$1.0	$0.3

Key Statistical Data:
Billable hours	618,401	404,374
Clients served	8,470	5,940

	For the Six Month Period Ended June 30,
	2017	2016
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	28.0	12.5

Net service revenue	28.0	12.5
Cost of service	20.7	9.0

Gross margin	7.3	3.5
Other operating expenses	6.5	2.7

Operating income	$0.8	$0.8

Key Statistical Data:
Billable hours	1,206,618	542,257
Clients served	10,169	6,866

Segment Information - Corporate

	For the Three Month Period Ended June 30,
	2017	2016
Financial Information (in millions):
Other operating expenses	$30.0	$34.7
Depreciation and amortization	3.3	3.1

Total operating expenses before Securities Class Action Lawsuit settlement, net	33.3	37.8
Securities Class Action Lawsuit settlement, net	28.7	—

Total operating expenses	$62.0	$37.8

	For the Six Month Period Ended June 30,
	2017	2016
Financial Information (in millions):
Other operating expenses	$59.5	$73.7
Depreciation and amortization	6.5	6.0

Total operating expenses before Securities Class Action Lawsuit settlement, net	66.0	79.7
Securities Class Action Lawsuit settlement, net	28.7	—

Total operating expenses	$94.7	$79.7

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three Month Period Ended June 30,		For the Six Month Period Ended June 30,
	2017	2016	2017	2016
Net income attributable to Amedisys, Inc.	$4,461	$10,696	$19,591	$16,909
Add:
Income tax (benefit) expense	(1,963)	7,242	7,960	11,630
Interest expense, net	1,156	1,294	2,205	2,384
Depreciation and amortization	4,537	4,975	8,954	9,448
Certain items (1)	27,958	5,636	29,424	13,402

Adjusted EBITDA (2) (6)	$36,149	$29,843	$68,134	$53,773

Adjusted Net Service Revenue Reconciliation:

	For the Three Month Period Ended June 30,		For the Six Month Period Ended June 30,
	2017	2016	2017	2016
Net service revenue	$378,821	$360,746	$749,279	$709,563
Add:
Certain items (1)	—	948	—	948

Adjusted net service revenue (3) (6)	$378,821	$361,694	$749,279	$710,511

Adjusted Net Income Attributable to Amedisys, Inc. Reconciliation:

	For the Three Month Period Ended June 30,		For the Six Month Period Ended June 30,
	2017	2016	2017	2016
Net income attributable to Amedisys, Inc.	$4,461	$10,696	$19,591	$16,909
Add:
Certain items (1)	16,915	3,410	17,802	8,108

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$21,376	$14,106	$37,393	$25,017

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three Month Period Ended June 30,		For the Six Month Period Ended June 30,
	2017	2016	2017	2016
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$0.13	$0.32	$0.57	$0.50
Add:
Certain items (1)	0.49	0.10	0.52	0.24

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$0.62	$0.42	$1.09	$0.74

(1)	The following details the certain items for the three and six month periods ended June 30, 2017 and 2016:

Certain Items:

	For the Three Month Period Ended June 30, 2017	For the Six Month Period Ended June 30, 2017
	(Income) Expense	(Income) Expense
Certain Items Impacting Operating Expenses:
Acquisition costs	294	976
Legal fees - non-routine	1,111	1,234
Securities Class Action Lawsuit settlement accrual, net	28,712	28,712
Data center relocation	226	940
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(693)	(1,367)
Miscellaneous, other (income) expense, net	(1,692)	(1,071)

Total	$27,958	$29,424

Net of tax	$16,915	$17,802

Diluted EPS	$0.49	$0.52

	For the Three Month Period Ended June 30, 2016	For the Six Month Period Ended June 30, 2016
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Third party audit reserve	$948	$948
Certain Items Impacting Operating Expenses:
HCHB implementation	2,593	5,033
Acquisition costs	337	2,042
Legal fees - non-routine	459	1,976
Restructuring activity	1,485	3,247
Data center relocation	9	456
Certain Items Impacting Total Other Income (Expense):
Legal settlements	(265)	(806)
Miscellaneous, other (income) expense, net	70	506

Total	$5,636	$13,402

Net of tax	$3,410	$8,108

Diluted EPS	$0.10	$0.24

(2)	Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.
(3)	Adjusted net service revenue is defined as net service revenue plus certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)	Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.
(6)	Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measure calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.